8. Commitments and Contingencies	12 Months Ended
Mar. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
8. Commitments and Contingencies

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Legal Matters

On January 8, 2013, the Company received from ITL, a notice by which ITL purported to terminate the License Agreement dated December 9, 2011 between the Company and ITL (the “ITL Notice”), along with alleged damages.  It is the Company’s position that ITL breached the License Agreement by delivering the ITL Notice and, that prior to the ITL Notice, the License Agreement was in full force and, on January 17, 2013 and that the Company had complied in all material respect with the License Agreement therefore the Company believes that there are no damages to ITL.  As such, on January 17, 2013, the Company filed a lawsuit against ITL, which included the request for various injunctive relief against ITL for damages stemming from this breach.  On February 19, 2013, the Company and ITL entered into a settlement agreement whereby the parties have agreed to the following: (1) the Company will submit a letter to the Court advising the Court that the parties have reached a settlement and that the Company is withdrawing its motion, (2) ITL will pay the Company $20,000, (3) ITL will issue to the Company, ITL’s share capital equivalent to 9% of the issued and outstanding shares of ITL, (4) the Company will change its name and (5) the settling parties agree that the license agreement will be terminated.

The Company incurred and paid approximately $385,000 in legal fees related to the litigation between the Company ITL. The primary attorneys for this issue were Winston and Strawn LLP.

Commitments

On January 31, 2012, the Company entered into a three year lease for its corporate office. This requires a monthly payment of $2,150 per month. Required annual payments are as follows: 2013-$25,800; 2014-$25,800; and 2015-$2,150.

The Company’s consulting agreement with its chief financial officer has compensation payable at $4,000 per month and 50,000 shares of common stock issuable on a quarterly basis. The contract expires on August 31, 2013.

In connection with the Company’s consulting contracts, the Company has commitments for monthly payments of approximately $26,000 for the ensuing twelve months

On August 22, 2012, the Company appointed a new chief executive officer and entered into an employment agreement. The contract provides for a base salary of $132,000 per year, the issuance of 1,500,000 shares of the Company’s common stock as a signing bonus and ratifies provisions of a previous consulting contract which was simultaneously cancelled which include the issuance of 5,000,000 ten year options exercisable at $0.10 per share and the issuance of 2,500,000 shares of the Company’s common stock conditional on the Company raising $7,500,000 in private placement funds.

On August 22, 2012, the new chief executive officer agreed to forego the cash compensation payable monthly and receive instead 60,000 shares of the Company’s common stock. On November 30, 2012, the chief executive officer’s employment contract was amended to reinstate the cash compensation and still continue to receive the 60,000 shares of the Company’s common stock on a monthly basis.